Exhibit 99.1
ViewRay® Announces Commencement of Nasdaq Delisting Proceedings: Common Stock Expected to Begin Trading on the OTC Markets
DENVER, CO, July 21, 2023— ViewRay, Inc. (the “Company”) (Nasdaq: VRAY) announced today that on July 17, it received a letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq has determined that due to the Company’s voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code, and concerns about the Company’s ability to sustain compliance with the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq based on Listing Rule 5450(a)(1), the Company’s securities will be delisted from the Nasdaq Stock Market. The Company does not intend to appeal Nasdaq’s determination.
Trading of the Company’s common stock will be suspended at the opening of business on July 26, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (“SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. Once the delisting from Nasdaq takes effect, the Company’s common stock is expected to begin trading on the over-the counter (“OTC”) markets. On the OTC market, shares of the Company’s common stock, which previously traded on Nasdaq under the symbol “VRAY”, are expected to trade under the symbol “VRAYQ”.
The transition to the OTC markets will not affect the Company’s intention to continue to operate in the normal course while in chapter 11. The Company will remain subject to the public reporting requirements of the SEC following the transfer.
About ViewRay ViewRay, Inc. (Nasdaq: VRAY) designs, manufactures, and markets the MRIdian® MRI-Guided Radiation Therapy System. MRIdian is built upon a proprietary high-definition MR imaging system designed from the ground up to address the unique challenges and clinical workflow for advanced radiation oncology. Unlike MR systems used in diagnostic radiology, MRIdian's high-definition MR was purpose-built to address specific challenges, including beam distortion, skin toxicity, and other concerns that potentially may arise when high magnetic fields interact with radiation beams. ViewRay and MRIdian are registered trademarks of ViewRay, Inc.
Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, ViewRay's financial guidance for the full year 2023, anticipated future orders, anticipated future operating and financial performance, treatment results, therapy adoption, innovation, and the performance of the MRIdian systems. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the ability to commercialize the MRIdian Linac System, demand for ViewRay's products, the ability to convert backlog into revenue, the timing of delivery of ViewRay's products, the timing, length, and severity of the COVID-19 pandemic, including its impacts across our businesses on demand, our operations and global supply chains, the results and other uncertainties associated with clinical trials, the ability to raise the additional funding needed to continue to pursue ViewRay's business and product development plans, the inherent uncertainties associated with developing new products or technologies, competition in the industry in which ViewRay operates, overall market conditions, risks attendant to the bankruptcy process, the impact of the expected delisting of the Company’s common stock from Nasdaq and the expected trading of the Company’s common stock on the OTC markets, employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 proceedings; and the impact and timing of any cost-savings measures and related local law

Exhibit 99.1
requirements in various jurisdictions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to ViewRay's business in general, see ViewRay's current and future reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Quarterly Reports on Form 10-Q, as updated periodically with the Company's other filings with the SEC. These forward-looking statements are made as of the date of this press release, and ViewRay assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Inquiries:
Investor Relations:
ViewRay, Inc.
1-844-MRIdian (674-3426)
Email: investors@viewray.com